REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION  RIGHTS AGREEMENT (the  "Agreement"),  made as of the
7th  day  of  March,  1997,  among  REGENCY  REALTY  CORPORATION,   a  Florida
corporation (the "Company"), and the investors listed on the signature pages hereto (referred to collectively as the "Investors" and individually as an "Investor");

                               W I T N E S S E T H

         WHEREAS, the Company, certain of the Investors and other persons are parties to that certain Contribution Agreement and Plan of Reorganization dated as of February 10, 1997 (the "Contribution Agreement"), pursuant to the terms of which Branch Properties, L.P. agreed to contribute certain properties and assets to the Partnership (as hereinafter defined) in exchange for Units (as hereinafter defined) of limited partnership interest in the Partnership which Branch Properties, L.P. is distributing to its partners; and

         WHEREAS, the Units held by Investors will be exchangeable for common stock of the Company in accordance with the Partnership Agreement; and

     WHEREAS, Branch Realty, Inc. agreed to transfer the Units it receives pursuant to the Contribution Agreement to the general partner of the Partnership in exchange for common stock of the Company; and

         WHEREAS, the Company and Investors agreed to execute and deliver this Agreement at the first closing pursuant to the Contribution Agreement.

         NOW, THEREFORE, in consideration of the premises, TEN DOLLARS ($10.00) in hand paid by Investors to the Company and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties, the parties intending to be legally bound, hereby agree as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

         "Affiliate" means, with regard to a Person, a Person that controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" having meanings correlative to the foregoing.

         "Commission" means the Securities and Exchange Commission or any other applicable federal agency at the time administering the Securities Act.



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         "Exchange Act" means the  Securities  Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Investor" means the Persons who are listed on the signature pages hereto and their Permitted Transferees, including the Permitted Transferees listed on Exhibit 1 but shall not include any Investor who no longer holds Registrable Securities.

         "Partnership" means Regency Retail Partnership, L.P., a Delaware limited partnership.

         "Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of the Partnership, executed of even date herewith, as the same may be hereafter further amended.

         "Permitted Transferee" means any Person to whom Investors may assign Units in accordance with Section 11.3(a) of the Partnership Agreement.

         "Person"  means  an  individual,   partnership,   corporation,  limited
liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Registrable Security" means (i) any Shares issued to an Investor pursuant to the Contribution Agreement, and any Shares issuable to an Investor upon redemption of Units pursuant to the Partnership Agreement, (ii) any other securities issued by the Company in exchange for any such Shares and (iii) any securities issued by the Company as a dividend or distribution on account of Registrable Securities or resulting from a subdivision of the outstanding
Registrable Securities into a greater number of Shares (by reclassification, stock split or otherwise). As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (a) they have been distributed to the public pursuant to an offering registered under the Securities Act or (b) they have been sold to the public through a broker, dealer or market-maker in compliance with Rule 144 under the Securities Act or (c) they have been transferred pursuant to Section to any Person who is not a Permitted Transferee or (d) one year shall have passed after the date of death of an Investor who is a natural person, at which time the Registrable Securities held by such Investor at the date of his or her death shall cease to be Registrable Securities, (e) the Company has delivered a new certificate or other evidence of ownership not bearing the legend set forth on the Shares upon the initial issuance thereof, and, in the opinion of counsel to the Company and Investors, the subsequent disposition of such security shall not require the registration or qualification under the Securities Act, or (f) such security has ceased to be outstanding.

         "Resale Rules" means Rule 144 promulgated by the Commission or any successor to such rule or any other rule or regulation of the Commission that may at any time permit the Investor to sell its Shares to the public without registration.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Shares" mean the Company's shares of voting Common Stock, $0.01 par value per share.

         "Shelf Prospectus" shall mean the prospectus included in the Shelf Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, including any

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supplement  relating  to  the  terms  of the  offering  of  any  portion  of the
Registrable Securities covered by the Shelf Registration Statement, and in each case including all material incorporated by reference therein.

         "Shelf Registration Statement" shall mean a registration statement of the Company (and any other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act) that covers all of the Registrable Securities to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments (including post-effective amendments) to such registration statement, and all exhibits thereto and materials incorporated by reference therein.

         "Unit" shall have the meaning given to such term in the Partnership Agreement.

         2.       SHELF REGISTRATION RIGHTS.

         2.1      Shelf Registration.

                  2.1.1 Request. The Company shall cause to be filed on the first business day following the 420th day after the First Closing Date (as defined in the Contribution Agreement), or as soon as practicable thereafter, a Shelf Registration Statement providing for the sale by the Investors of all of the Registrable Securities in accordance with the terms hereof and will use its reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable thereafter. The Company agrees to use its reasonable efforts to keep the Shelf Registration Statement with respect to the Registrable Securities continuously effective so long as any Investor holds Registrable Securities; provided, however, that at any time after the Shelf Registration Statement becomes effective the number of Registrable Securities outstanding is less than 12,500, then the Investors owning the remaining Registrable Securities shall be given notice that the Shelf Registration will be permitted to lapse in not less than 90 days, after which 90-day period, the Company's obligations under this Section shall cease. Subject to Section and Section , the Company further agrees to amend the Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or any rules and regulations thereunder; provided, however, that the Company shall not be deemed to have used its reasonable efforts to keep the Shelf Registration Statement effective during the applicable period if it voluntarily takes any action that would result in the Investors not being able to sell Registrable Securities covered thereby during that period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Shelf Registration Statement and the Commission has not declared it effective or except as otherwise permitted by the last three sentences of Section . In the event that all the Subsequent Closings (as defined in the Contribution Agreement) have not yet occurred at the time of the filing of a Shelf Registration Statement hereunder, such registration statement also shall include the maximum estimated number of Shares that Regency reasonably anticipates could constitute Registrable Securities as a result of the remaining Subsequent Closings, and if the number of Registrable Securities actually issued at all Subsequent Closings exceeds the number of shares covered by the registration statement, Regency shall file an amendment increasing the number of Shares covered by the Shelf Registration Statement, or shall file a new registration statement for the additional Shares.


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               2.2 Registration  Procedures.  In connection with the obligations of the Company with respect to the Shelf Registration Statement contemplated by this Article , the Company shall:

                  2.2.1 prepare and file with the Commission a Shelf Registration Statement with respect to such securities, which Shelf
         Registration Statement (i) shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution by the Investors and (ii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith;

                  2.2.2 subject to the last three  sentences of this Section and
         Section hereof, (i) prepare and file with the Commission such amendments to such Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period; (ii) cause the Shelf Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Shelf Registration Statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Investors. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in clauses (i), (ii) or
         (iii) in this Section , Section or Section with respect to the Registrable Securities (x) to the extent that the Company is in possession of material non-public information that it deems advisable not to disclose eg., it is engaged in active negotiations or planning for a material merger or acquisition or disposition transaction, and it delivers written notice to the Investors to the effect that the Investors may not make offers or sales under the Shelf Registration Statement for a period not to exceed ninety (90) days from the date of such notice (but not to exceed 180 days during any twelve-month period), and (y) unless and until the Company has received a written notice (a "Shelf Registration Notice") from the Investors that they intend to make offers or sales under the Shelf Registration Statement as specified in such Shelf Registration Notice; provided, however, that the Company shall have ten (10) business days to prepare and file any such amendment or supplement after receipt of the Shelf Registration Notice. Once the Investors have delivered a Shelf Registration Notice to the Company, the Investors shall promptly provide to the Company such information as the Company reasonably requests in order to identify the method of distribution in a post-effective amendment to the Shelf Registration Statement or a supplement to the Shelf Prospectus. The Investors also shall notify the Company in writing upon completion of such offer or sale or at such time as the Investors no longer intend to make offers or sales under the Shelf Registration Statement, in which case the Company's right not to take action by reason of this clause (y) shall again apply;

                  2.2.3 furnish to the Investors, without charge, such numbers of copies of the Shelf Registration Statement, the Shelf Prospectus and such other documents, as the Investors may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities owned by the Investors; the Company consents to the use of the most recent Shelf Prospectus and any amendment or supplement thereto by the Investors of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Shelf Prospectus or amendment or supplement thereto;


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                  2.2.4 use its  reasonable  efforts to register and qualify the securities covered by the Shelf Registration Statement under all applicable state securities or blue sky laws of such jurisdictions as the Investors shall reasonably request, keep each such registration or qualification effective during the period such Shelf Registration Statement is required to be kept effective or during the period offers or sales are being made by the Investors after they have delivered a Shelf Registration Notice to the Company, whichever is shorter, and do any and all other acts and things reasonably requested by the Investors to assist the Investors to consummate the sale or other disposition in
         such   jurisdictions  of  the  Registrable   Securities  owned  by  the
         Investors, except that the Company shall not for any such purpose be required to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                  2.2.5 otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the Shelf Registration Statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  2.2.6 use its reasonable efforts to list such securities on any securities exchange on which any Shares are then listed, if the listing of such securities is then permitted under the rules of such exchange;

                  2.2.7 if the Investors intend to dispose of their securities through an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering provided that such underwriter(s) are reasonably acceptable to the Company, including, without limitation, obtaining an opinion of counsel to the Company and a "comfort letter" from the independent public accountants to the Company in the usual and customary form for such underwritten offering;

                  2.2.8 notify the Investors promptly and, if requested by the Investors, confirm in writing, (i) when the Shelf Registration Statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the Shelf Prospectus has been filed with the Commission, (iii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Shelf Registration Statement or any part thereof or the initiation of any proceedings for that purpose,
         (iv) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) at any time when a Shelf Prospectus is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the Shelf Registration Statement or the Shelf Prospectus, as then in effect, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  2.2.9 make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or any part thereof as promptly as possible;


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                  2.2.10  furnish to the Investors  after they have  delivered a
         Shelf Registration Notice to the Company,  without charge, at least one
         conformed   copy  of  the   Shelf   Registration   Statement   and  any
         post-effective   amendment  thereto  (without  documents   incorporated
         therein by reference or exhibits thereto, unless requested);

                  2.2.11 cooperate with the Investors to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Registrable Securities to be issued for such numbers of shares as the Investors may reasonably request at least two business days prior to any sale of Registrable Securities;

                  2.2.12 subject to the last three sentences of Section hereof, upon the occurrence of any event contemplated by clause (x) of Section or clause (v) of Section hereof, use its reasonable efforts promptly to prepare and file an amendment or a supplement to the Shelf Prospectus or any document incorporated therein by reference or prepare, file and obtain effectiveness of a post-effective amendment to the Shelf Registration Statement, or file any other required document, in any such case to the extent necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, such Shelf Prospectus as then amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading;

                  2.2.13 make available for inspection by the Investors after they have provided a Shelf Registration Notice to the Company and any counsel, accountants or other representatives retained by the Investors during normal business hours and upon reasonable prior notice all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all such records, documents or information reasonably requested by the Investors, counsel, accountants or representatives in connection with the Shelf Registration Statement; provided, however, that such records, documents or information which the Company determines in good faith to be confidential and notifies the Investors, counsel, accountants or representatives in writing that such records, documents or information are confidential shall not be disclosed by the Investors, counsel, accountants or representatives unless (i) such disclosure is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (ii) such records, documents or information become generally available to the public other than through a breach of this Agreement;

                  2.2.14 a reasonable time prior to the filing of any Shelf Registration Statement or any amendment thereto, or any Shelf Prospectus or any amendment or supplement thereto, provide copies of such document (not including any documents incorporated by reference therein unless requested) to the Investors after they have provided a Shelf Registration Notice to the Company; and

                  2.2.15 provide a CUSIP number for all Registrable Securities, not later than the effective date of a Shelf Registration Statement.


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         2.3      Piggyback and Demand Registration Rights Under Certain
 Circumstances.

                  2.3.1 Piggyback Registration. In the event that the Shelf Registration shall not be declared effective within 60 days after the filing thereof with the Commission, or in the event that it shall cease to be effective during any period while it is required to be kept effective hereunder (any such period during which the Shelf Registration Statement is not effective is referred to as the "Noneffective Period"), if the Company at any time during a Noneffective Period proposes to register any of its shares of Common Stock under the Securities Act (other than a registration on Form S-4, Form S-8 or any successor or similar forms), and in the case of a proposed registration for the account of any Person where the Company's obligations as of the date of this Agreement to register the securities held by such other Person do not prohibit the inclusion of securities held by third parties, in such event, the Company shall give prompt, written notice to Investors who hold a record in the Registrable Securities. Upon the written request of any Investor made within a reasonable period of time as specified in the Company's Notice (which request shall specify the Registrable Securities intended to be disposed of by the Investor and the intended method of distribution thereof), the Company shall use its reasonable efforts to effect the registration (the "Piggyback Registration") under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Investors thereof, to the extent requisite to permit the disposition of the Registrable Stock so to be registered in accordance with the intended methods of distribution thereof specified in such requests; provided that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Corporation shall determine for any reason not to register such securities, or if the Shelf Registration shall be declared effective, the Company may, at its election, give written notice of such determination to all such Holders who hold of record any Registrable Stock and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) in case of a determination by the Company to delay registration of its securities, the Corporation shall be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities. No Piggyback Registrations effected under this Section shall relieve the Company of its obligations to effect the Shelf Registration.

                  2.3.2 Priority in Piggyback Registrations. If the managing underwriter for a Piggyback Registration which involves an underwritten offering shall advise the Corporation in writing that, in its opinion, the number of shares of stock of the Corporation (including Registrable Stock) requested to be included in such registration by the holders thereof (including the Holders) exceeds the number of shares of stock of the Corporation (the "Sale Number") which can be sold in an orderly manner in such offering within a price range acceptable to the Corporation and the holders of shares of stock of the Corporation requested to be registered in such offering, the Corporation shall include (i) first, all shares of stock of the Corporation that the Corporation proposes to register for its own account and (ii) second, to the extent that the number of shares of stock of the Corporation to be included by the Corporation is less than the Sale Number, all Registrable Stock requested to be included by the Investors and all other shares of stock of the Corporation requested to be included by the holders thereof, pro rata based on the relative numbers of shares requested to be included by each.


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                 2.3.3    Demand Registrations for the Benefit of the Investors.

                           (a) Requests for Demand Registration. In the event that the Company is not permitted to file the Shelf Registration Statement in accordance with the provisions of
                  Section 2 hereof, the Investors during any Noneffective Period shall additionally become entitled to the rights of this
                  Section 2.3.3. Accordingly, each of (i) the Investors (other than Opportunity Capital Partners II Limited Partnership ("OCP")) (the "Non-OCP Investors") who hold in the aggregate 50% or more of such Non-OCP Investors' Registrable Securities and (ii) OCP, by written request delivered to the Company, may request registration under the Securities Act of all or any portion of the Registrable Securities held by such Investor(s) for sale in the manner specified in such request. Each initial request for a registration pursuant to this Section 2.3.3 shall specify the number of Registrable Securities requested to be registered and sold by such Non-OCP Investors and/or OCP, as the case may be, and the method of disposition to be employed. Within 10 days after receipt of any request for registration under this Section 2.3.3, the Company shall promptly give written notice to any other Investor from whom notice has not been received and shall use its commercially reasonable efforts to include in such registration (for sale in accordance with the method of disposition specified in the initial request) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the notice from the Company, which written requests shall specify the number of Registrable Securities to be included. Any request for registration pursuant to this Section 2.3.3 shall be referred to herein as a "Demand Registration Request" and all registrations requested pursuant to this Section 2.3.3 are referred to herein as "Demand Registrations."

                           (b)  Number of  Demand  Registrations.  The  Company,
                  pursuant to this Section 2.3.3, shall be required to effect up to (i) three (3) Demand Registrations for the Non-OCP Investors, and (ii) three (3) Demand Registrations for OCP. Notwithstanding anything to the contrary contained herein, a registration shall count as a Demand Registration only when a registration statement covering all Registrable Securities covered by such Demand Registration Request shall have become effective (except that if, after it has become effective, the offering of Registrable Securities pursuant to such registration statement is interfered with by any stop order, injunction or action of the SEC not occasioned by the fault of any Investor, such registration shall be deemed not to have been effected unless such stop order, injunction or other order or request shall subsequently have been vacated or otherwise removed), and if such method of disposition is a firm commitment underwritten public offering, all such Registrable Securities shall have been sold pursuant thereto; provided, however, that if a registration statement filed by the Company pursuant to a Demand Registration Request shall be abandoned or withdrawn at the behest of the Non-OCP Investors or OCP, as the case may be, then, unless such Investor(s) shall, promptly upon receipt of a request by the Company therefor supported by an invoice setting forth the expenses in reasonable detail, reimburse the Company for the expenses directly attributable to the Demand Registration, the Company shall be deemed to have effected a Demand Registration.

                    (c) Minimum Offering Amount. The Company shall not be required to register Registrable Securities pursuant to this
               Section 2.3.3 unless the aggregate current market price of all Registrable Securities covered by the Demand Registration Request shall be $500,000 or more (unless and to the extent the Non-OCP Investors or OCP, as the case may be, shall hold in the aggregate less than $500,000 of Registrable Securities, in which case such minimum offering amount shall be equal to the amount of Registrable Securities so held).

                           (d) Selection of Underwriters. If the method of disposition specified in a Demand Registration Request shall be an underwritten public offering, the Company may designate the managing underwriter of such offering, subject to the approval of the Non-OCP Investors or OCP, as the case may be, which approval shall not be unreasonably withheld.

                           (e) Priority on Demand Registrations. The Company shall be entitled to include in any registration statement referred to in this Section 2.3.3, for sale in accordance with the method of disposition specified in the Demand Registration Request, shares of common stock to be sold by the Company for its own account or by other shareholders of the Company for their account. Nonetheless, whether or not the Company desires to include any such additional shares in a Demand Registration, if such method of disposition is an underwritten public offering and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the Sale Number (as defined in Section 2.3.2 hereof), then the Company will limit the number of shares included in such registration to the Sale Number, and the shares registered shall be selected in the following order of priority: (i) first, Registrable Securities covered by the Demand Registration Request, pro rata among the Investors making the Demand Registration request, based on the relative number of Registrable Securities requested to be included by each, (ii) second, securities the Company proposes to sell and
                  (iii) third, other securities requested to be included in such registration.

         2.4      Expenses.

                  2.4.1 Except as set forth in Section , all expense incurred in the registration of Registrable Securities in accordance with this Agreement shall be paid by the Company. The expenses shall include, without limitation, printing and photocopying expenses, all registration and filing fees under federal and state securities laws, expenses of complying with the securities or blue sky laws of any jurisdictions, fees and expenses of Company counsel, and the fees and expenses of the Company's independent auditors in connection with any comfort letter required by any underwriters.

                  2.4.2 The Investors shall be responsible for underwriting and brokerage discounts and commissions, stock transfer taxes and fees and disbursements of any counsel for the holders of Registrable Securities.

          2.5 Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Section :

                  2.5.1 Indemnity by Company. Without limitation of any other indemnity provided to any Investor, to the extent permitted by law, the Company will indemnify and hold harmless each Investor and, as applicable, its directors, officers, employees, agents and partners and each

         Person, if any, who controls such Investor (within the meaning of the Securities Act), against any losses, claims, damages, liabilities and expenses (joint or several) to which they may become subject under the Securities Act or other federal or state law, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement (including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto), (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, any state securities law or any rule or regulation promulgated under the Securities Act or any state securities law, (iv) any and all loss, liability, claim, damage and expense whatsoever, as reasonably incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement or any omission or alleged omission, if such settlement is effected with the written consent of the Company, or (v) subject to the limitations set forth in Section , any and all reasonable expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under subparagraphs (i) through (v) above, and the Company will reimburse such Investor and its directors, officers, employees, agents and partners, and any controlling person thereof, for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable in any such case for any such loss, claim, damage, liability, expense or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Investor or controlling person thereof, and provided, further, that the Company shall not be liable to the extent that any such loss, claim, damage, liability, expense or action arises out of such person's failure to send or give a copy of the final prospectus or supplement to the persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus or supplement. In connection with an underwritten offering, the Company will indemnify such underwriters and their directors, officers and each Person, if any, who controls such underwriters (within the meaning of the Securities Act) to the same extent as indemnification is provided to the Investors.

                  2.5.2 Indemnity by Investors. In connection with any registration statement in which an Investor is participating, each such Investor will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its trustees, officers, employees and agents and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any Violation which occurs solely in reliance upon and in conformity with any information or affidavit so furnished in writing by such Investor expressly for use in connection with such registration; provided, that the obligation to indemnify will be several and not joint and several with any other Person and will be limited to the net amount received by such Investor from the sale of Registrable Securities pursuant to such registration statement.

                  2.5.3 Notice; Right to Defend. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section , deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with reasonable fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party other than under this Section . If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm) for the indemnified party. In such event, however, the indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. If the indemnifying party assumes the defense of any such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding, except as set forth in the proviso in the first sentence of this Section .

                  2.5.4 Contribution. If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Investor shall be obligated to contribute pursuant to this Section shall be limited to an amount equal to the net proceeds to such Investor of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Investor has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities). Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section . each person, if any, who controls any Investor within the meaning of Section 15 of the Securities Act and partners, directors and officers of any Investor, as applicable, shall have the same rights to contribution as that Investor, and each director of the Company, each officer of the Company who signed the Shelf Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

                  2.5.5 Survival of Indemnity. The indemnification provided by this Section shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any Person entitled to indemnification hereunder and the expiration or termination of this Agreement.

         2.6 Rule 144. In order to permit the Investors to sell the Registrable Securities they hold, if they so desire, from time to time pursuant to Rule 144 under the Securities Act, or any successor to such rule, the Company shall use reasonable efforts to (i) make available adequate current public information and
(ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act. In connection with any sale, transfer or other disposition by any Investor of Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Investor to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be sold for such number of shares and registered in such names as the selling Investors may reasonably request at least two business days prior to any sale of Registrable Securities, provided that such Investors provide counsel to the Company with seller's and broker's representation letters customary for Rule 144 sales.

         2.7      Limitations.

                  2.7.1 The Investors shall not, without prior written consent of the Company, effect any public sale or distribution (including sales pursuant to the Resale Rules under the Securities Act) of securities of the Company during any period commencing 15 days prior to the proposed filing date of a preliminary prospectus supplement for a shelf registration for an underwritten offering and ending 60 days following the date of filing of the final prospectus supplement (or 75 days following the date of filing of the preliminary prospectus, if sooner) filed by the Company for the benefit of Security Capital Holdings, S.A., its assigns or pledgees (collectively, "Security Capital") (as to which the Company shall give at least 90 days' prior written notice to the Investors), provided, however, that the Investors' obligations under this Section shall be limited to two occasions. The Investors shall not, without prior written consent of the Company, effect any public sale or distribution (including sales pursuant to the Resale Rules under the Securities Act) of securities of the Company during any period commencing 30 days prior to the proposed filing date of a registration statement or a preliminary prospectus supplement for a shelf registration and ending 90 days following the effective date of such registration statement or the date of filing of the final prospectus supplement, in either case for an underwritten offering of equity securities of the Company for the account of the Company (as to which the Company shall give at least 90 days' prior written notice to the Investors).

                  2.7.2 As a condition to the inclusion of such Investor's Registrable Securities in a registration statement hereunder, each Investor agrees to provide written notice to the Company within ten days after the end of any calendar quarter in which the Investor has made any transfers of Registrable Securities, stating the number transferred during such quarter and the date and type (e.g., open market sale) of each transfer.

         3. PUT OPTION. All capitalized terms in this Section 3 not otherwise defined in this Agreement shall have the meanings set forth in the Partnership Agreement.

         3.1 General. In the event that the Company's shareholders do not approve the issuance of Shares pursuant to the transactions contemplated by the Contribution Agreement in accordance with Rule 312.03 of the New York Stock Exchange's Listed Company Manual within one year after the First Closing, the Registrable Securities of each Investor shall be limited to the Maximum Aggregate Shares for such Investor described on Schedule 3.1 attached hereto, and any remaining Shares issuable to such Investor shall be deemed "Unlisted Securities" hereunder. In such case, beginning on the first anniversary of the First Closing each Investor shall have the right to require the Company to purchase all or, from time to time, any portion of such Investor's Unlisted Securities, in exchange for an amount equal to the per Share Value thereof (the "Put Payment"), by delivering written notice to the Company. An Investor may not exercise such put option for less than one thousand (1,000) Unlisted Securities or if the Investor holds less than one thousand (1,000) Unlisted Securities, all of the Unlisted Securities held by such Investor. Upon receipt of the Investor's Put Notice, on the Put Date (as hereinafter defined), the Company shall pay the Investor exercising the put option an amount in cash equal to the Put Payment.


         3.2 Put Notice. In order to exercise the right to require the Company to purchase all or any portion of its Unlisted Securities, the Investor exercising its put option shall surrender any certificates representing such Unlisted Securities, duly endorsed if the Company shall so require or accompanied by appropriate instruments of transfer satisfactory to the Company, at the Company's principal office, together with written notice that the Investor irrevocably elects to sell such Unlisted Securities to the Company.

         3.3 Put Date. The closing of the purchase and sale of the Unlisted Securities put to the Company shall take place on the tenth Business Day after the Company receives the Put Notice, or on such other day as the Investor exercising the Put Option and the Company shall agree in writing. Upon the payment of the Put Payment, the Company shall be treated for all purposes as the owner of the Unlisted Securities to which the Put Option has been exercised.

         4.       MISCELLANEOUS.

         4.1      Notices.

                  4.1.1 All communications under this Agreement shall be in writing and shall be delivered by telefax (with appropriate request for assurance of receipt, and a confirmation copy sent concurrently by mail), reputable overnight courier or shall be mailed by registered or certified mail, postage prepaid,

                           (a)      if to the Company, at:

                                    Regency Realty Corporation
                                    121 W. Forsyth Street, Suite 200
                                    Jacksonville, Florida  32202
                                    Attention:  Mr. Martin E. Stein, Jr.

                  or at such other address as it may have furnished in writing to the holders of Registrable Securities at the time outstanding, or

                           (b) if to any Person who is the registered  holder of
                  Registrable Securities, to the address of such Investor as it appears in the stock ledger of the Company or in the records of the Partnership.

                  4.1.2 Any notice so addressed shall be deemed given when received.

         4.2 Notices of Sale. Investors shall, promptly upon the Company's written request from time to time advise the Company of the number of Registrable Securities they continue to hold.

         4.3 Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company and each of the Investors. Without the prior written consent of the Company, the rights of the Investors may not be transferred other than to a Permitted Transferee.

         4.4 Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and the Investors holding a majority of the Registrable Securities; provided, however, that no such amendment or waiver shall take away any registration right of any Investor or reduce the amount of reimbursable costs to any Investor in connection with any registration hereunder without the consent of such Investor; further provided, however, that without the consent of any other Investor, any Investor may from time to time enter into one or more agreements amending, modifying or waiving the provisions of this Agreement if such action does not adversely affect the rights or interest of any other Investor. No delay on the part of any party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.

         4.5 Counterparts. One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

         4.6 Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Florida, which shall prevail in all matters arising under or in connection with this Agreement.

         4.7 Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

         4.8 Headings. The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

        4.9      Time of the Essence.  Time is of the essence to this Agreement.


         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

COMPANY:                              INVESTORS:

REGENCY REALTY CORPORATION            BRANCH PROPERTIES, L.P.

                                      By:  Branch Realty, Inc., General Partner

By:  /s/ Bruce M. Johnson
     Bruce M. Johnson                     By:  /s/ Richard H. Lee
     Executive Vice President           Name:  Richard H. Lee
                                       Title: Executive Vice President
                                               and Secretary


                                       INVESTORS:

                                       BRANCH REALTY, INC.


                                       By:  /s/ Richard H. Lee
                                     Name:  Richard H. Lee
                                    Title: Executive Vice President
                                            and Secretary

ADDITIONAL INVESTOR (upon such person's execution hereof):


/s/ Arnold von Bohlen und Halbach     Date:      March 7, 1997
                                                 ------------------------------
Arnold von Bohlen und Halbach

                                    EXHIBIT 1

                              PERMITTED TRANSFEREES


Opportunity Capital Corporation
LaSalle Advisors Limited Partnership
The State of Oregon Public Employees' Retirement Fund
 Rudolf Augstein
 BAF Holding Corp.
 Dr. Michael Beier
 Rebie M. Benedict
 Roger Biard
 Hans J. Bidermann
 Dr. Axel Born
 Branch Investment Company, Inc.
 Branch Investment Group, Inc.
 Irene Graats Branch as Trustee for Christopher M. Branch
      u/a James Alexander Branch dated October 13, 1987
 Irene Graats Branch as Trustee for George G. Branch
      u/a James Alexander Branch dated October 13, 1987
 Mr. J. Alexander Branch III
 Branch/InterAllianz Realty Fund, L.P.
 Stephen D. Broome
 G. Owen Brown
 Chris A. Case
 Mary S. Close
 Coro, Inc.
 Dal Vast B.V., Inc.
 Erika Dirtl
 Katja Dirtl
 Willi Dirtl
 Euart Investment Company., Inc.
 John F. Euart, Jr.
 Dr. Albert Feichtner
 Fontana Insurance Brokerage, Ltd.
 Frascati Im-Und Export GmbH, Inc.
 The Garlington Group Profit Sharing Trust
 J. Peek Garlington, Jr.
 Gardiner W. Garrard
 Gehrke Investments, Ltd.
 German-Hope Properties, Inc.
 Mark Gottlieb
 Nina Gretsch
 Robert S. Griffith, Jr.
 Griffith & Griffith
 Dr. Ulrich Guntram
 Dr. Helmut Hagemann

 Dr. rer. nat. Gert Hagen
 Warren R. Hall
 Gerda Holm
 Werner Holm
 HOP Equities, Ltd.
 Volker Jakobs
 JH Holdings, Ltd.
 Lawrence P. Kelly
 Klaus Nottbohm Investments, Ltd.
 A.J. Land, Jr.
 Samuel P. Latone
 Richard H. Lee
 Dr. Michael Lichtenauer
 John W. Lundeen, III
 Harry E. Morgan
 Dr. Michael Muth
 Henk Nieuwenhuys
 Peter Nunn
 Dr. Arend Oetker
 Opportunity Capital Partners II Limited Partnership
 Patricia L. Pearlberg
 Dr. Lutz Peters
 Plaza Limited Partnership
 Dr. Wilhelm Rall
 Hermann-Hinrich Reemtsma
 R.E.N.L., Ltd.
 RHL Investment Company, Inc.
 Hajo Riesenbeck
 Franz und Rita Rohrbach
 Roland Management, Inc.
 Richard H. Ross
 Dr. Bernhard Schwaighofer
 Dr. Gerbert Schwaighofer
 SDB Investment Company, Inc.
 Smith Barney, Inc.,Successor Custodian
      for Robert S. Griffith, Jr.
 Hans Stegmann
 Nicholas B. Telesca
 Armin Timmermann
 Dr. Lothar Tirala
 Michael Ulmer
 Michaele Ulmer
 Gustav Adolph von Halem
 Herbert von Halem
 Gundolf von Hammerstein
 Philipp von Hammerstein
 Sophie von Hammerstein
 Valerie von Hammerstein

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


 Dr. Georg von Segesser
 Dr. Renate Waclawiczek
 Warren Investments, Inc.
 WEN Investments, Inc.
 West Shaw Properties, Inc.
 Marianne Wittich
 Hans Wolfgang Zanders
 Stanley R. Zippin
\DOCS\SOFT\4267.7|03/06/97 9:48AM|JAXC17|LYK:dkm




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